Label	Element	Value
Mid Cap Diverse Leadership Fund
Prospectus [Line Items]	rr_ProspectusLineItems
Risk/Return [Heading]	rr_RiskReturnHeading	Mid Cap Diverse Leadership Fund
Supplement to Prospectus [Text Block]	rr_SupplementToProspectusTextBlock

CAVANAL HILL FUNDS

Supplement dated May 18, 2023

to the

Mid Cap Diverse Leadership Fund Prospectus

dated December 28, 2022

On April 28, 2023, the Board of Trustees of Cavanal Hill Funds approved a plan to liquidate and terminate the Cavanal Hill Mid Cap Diverse Leadership Fund (the “Fund”), upon the recommendation of Cavanal Hill Investment Management. Inc., the Fund’s investment adviser.

The Fund will distribute cash or in-kind pro rata to all shareholders who have not previously redeemed or exchanged all of their shares on or about August 1, 2023 (the “Liquidation Date”). These distributions may be taxable events. Once the distribution is complete, the Fund will terminate. Additionally, in anticipation of the Liquidation Date, the Fund ceased selling all Fund share classes on or about Thursday, May 18, 2023.

Shareholders may exchange shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of any other Cavanal Hill Equity Fund. Shareholders may also redeem shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b)

account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences. For more information, please contact us at 1-800-762-7085.

Supplement Closing [Text Block]	ck0000864508_SupplementClosingTextBlock	SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.